                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported August 11, 2000) August 14, 2000
--------------------------------------------------------------------------------
                          FIBERNET TELECOM GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       333-7841                13-3859938
 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                      Identification No.)

                              570 Lexington Avenue
                            New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                 (212) 405-6200

                        (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

On August 11, 2000, FiberNet Telecom Group, Inc. (the "Company" or "Registrant") issued and sold 62,500 shares of its Series I Preferred Stock, $.001 par value per share (the "Preferred Stock") to Nortel Networks Inc. ("Nortel") in a private placement for an aggregate purchase price consisting of $7.5 million.

A copy of the Securities Purchase Agreement executed by the Company and Nortel (the "Securities Purchase Agreement"), excluding the schedules and exhibits thereto, is filed herewith as Exhibit 10.1, together with the following agreements and documents, each dated as of August 11, 2000, which were executed in connection with the closing of this transaction (the "Transaction Documents"): (i) Certificate of Designation of Series I Preferred Stock, filed as Exhibit 3.1 hereto; (ii) Third Amendment between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel, to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein, filed as Exhibit 4.1 hereto, and (iii) Assignment and Assumption Agreement between Registrant and FiberNet Operations Inc., filed as Exhibit 10.2 hereto. The information contained in the Press Release dated August 14, 2000, which is attached hereto as Exhibit 99.1, the Securities Purchase Agreement and the other Transaction Documents are incorporated herein by reference and the foregoing description of such documents and the transactions contemplated thereby are qualified in their entirety by reference to such exhibits.


(c) Exhibits.

Exhibit No.            Description

3.1 Certificate of Designation of Series I Preferred Stock of FiberNet Telecom Group, Inc. dated August 11, 2000.

4.1 Third Amendment dated as of August 11, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

10.1 Securities Purchase Agreement dated as of August 11, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

10.2 Assignment and Assumption Agreement dated as of August 11, 2000, between FiberNet Telecom Group, Inc. and FiberNet Operations, Inc.

99.1         Press Release dated August 14, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FIBERNET TELECOM GROUP, INC.
                                  (Registrant)


Dated  August 14, 2000        By: /s/ Michael S. Liss
       ---------------        ------------------------

                                Michael S. Liss
                                President and Chief
                                Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.       Description

3.1 Certificate of Designation of Series I Preferred Stock of FiberNet Telecom Group, Inc. dated August 11, 2000.

4.1 Third Amendment dated as of August 11, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

10.1 Securities Purchase Agreement dated as of August 11, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

10.2 Assignment and Assumption Agreement dated as of August 11, 2000, between FiberNet Telecom Group, Inc. and FiberNet Operations, Inc.

99.1          Press Release dated August 14, 2000.